UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2024

Loop Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41508	47-3975872
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Olive Avenue, Suite 54470 Burbank, CA	91505
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 436-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	LPTV	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation Under an Off-Balance Sheet Arrangement.

As previously reported in the Current Report on Form 8-K filed by Loop Media, Inc., a Nevada corporation (the “Company”), on October 24, 2024, the Company issued a Convertible Promissory Note to the Joseph G. Bellino Trust Dated November 30, 2023 (the “Holder”), in the principal amount of $2,000,000.00 on October 18, 2024 (the “Issue Date”).

On October 29, 2024, the Company received a notice and reservation of rights letter (the “Notice”) from its senior lender (the “Senior Lender”) under its revolving loan facility in existence prior to the Issue Date (the “Revolving Loan Facility”) informing the Company that events of default have occurred and are continuing under the Revolving Loan Facility as a result of the Company’s incurrence of indebtedness that was not expressly subordinated to the Company’s indebtedness to the Senior Lender pursuant to a subordination agreement in form and substance satisfactory to the Senior Lender.

Prior to receipt of the Notice, as previously reported, the Company had been in negotiations with the Senior Lender to reach an agreement on the terms of the subordination agreement, and the Company is continuing its efforts to resolve the issue.

Failure to come to terms with the Senior Lender may cause the Company to continue to be in default with the Senior Lender, which would allow it to pursue its remedies as the senior secured lender. As previously reported, such a default could also trigger cross-defaults under certain other loan agreements and the possible acceleration of such indebtedness.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 4, 2024	LOOP MEDIA, INC.

	By:	/s/ Justis Kao
Justis Kao, Chief Executive Officer